UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 4, 2004

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

Inspire Pharmaceuticals, Inc. and Royal Center IC, LLC have entered into amendments to an existing lease as of August 4, 2004.

Item 7. Financial Statements and Exhibits.

(C) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Third Amendment to Lease, dated as of August 4, 2004, between Inspire Pharmaceuticals, Inc. and Royal Center IC, LLC.

10.2	Fourth Amendment to Lease, dated as of August 4, 2004, between Inspire Pharmaceuticals, Inc. and Royal Center IC, LLC.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Thomas R. Staab, II
Thomas R. Staab, II
Chief Financial Officer and Treasurer

Dated: August 12, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Third Amendment to Lease, dated as of August 4, 2004, between Inspire Pharmaceuticals, Inc. and Royal Center IC, LLC

10.2	Fourth Amendment to Lease, dated as of August 4, 2004, between Inspire Pharmaceuticals, Inc. and Royal Center IC, LLC